UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      January 30, 2006 (January 29, 2006)

                           THE TOWN AND COUNTRY TRUST
                           --------------------------
             (Exact name of registrant as specified in its charter)


              Maryland               001-12056                52-6613091
--------------------------------------------------------------------------------
  (State or other jurisdiction      (Commission              (IRS Employer
         of incorporation)          File Number)          Identification No.)


          300 East Lombard Street
               Baltimore, MD                                         21202
--------------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (410) 539-7600
                                                   -----------------------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On January 29, 2006, The Town and Country Trust (the "Trust") issued a press release announcing that it had called a special meeting of shareholders to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in New York, New York at 8:30 a.m. local time on March 9, 2006 and that it would file with the Securities and Exchange Commission on January 30, 2006, and thereafter begin mailing to shareholders of record as of the close of business on January 23, 2006, a definitive proxy statement relating to the previously announced agreement and plan of merger, dated December 19, 2005 among TCT, The TC Operating Limited Partnership, Magazine Acquisition GP LLC, Magazine Acquisition LP and Magazine Acquisition LLC (collectively, "Magazine Acquisition").

         The press release also disclosed that the Trust had received an unsolicited proposal from Oriole Partnership, a partnership formed by Essex Property Trust Inc. and AEW Capital Management, L.P., which contains a non-binding indication of interest to acquire the Trust for $36.00 per share or common unit, plus a pro-rata payment in respect of dividends as contemplated by the Trust's existing agreement and plan of merger with Magazine Acquisition. The non-binding indication of interest is subject to due diligence and specified that it did not commit Oriole Partnership to submit a definitive proposal or enter into a definitive acquisition agreement.

         Reference is hereby made to the press release, which is attached as
Exhibit 99.1 hereto, and is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

          99.1        Press Release, dated January 29, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE TOWN AND COUNTRY TRUST



                                            By:    /s/ Alan W. Lasker
                                                   -----------------------------
                                            Name:  Alan W. Lasker
                                            Title:  Chief Financial Officer



Date:  January 30, 2006

                                  EXHIBIT INDEX

Exhibit No.                Document
-----------                --------

       99.1                Press Release, dated January 29, 2006